EXHIBIT 10.1

FIRST AMENDMENT TO MASTER LEASE AGREEMENT

THIS FIRST AMENDMENT TO MASTER LEASE AGREEMENT (this "First Amendment") is entered into as of June 30, 2006 by and among (i) HRES1 PROPERTIES TRUST, a Maryland real estate investment trust, as landlord ("Landlord"), and (ii) FS PATRIOT LLC and FS COMMONWEALTH LLC, each a Maryland limited liability company, jointly and severally, as tenant ("Tenant").

W I T N E S S E T H :

WHEREAS, Landlord and Tenant are parties to that certain Master Lease Agreement dated as of March 3, 2006 (the "Lease"); and

WHEREAS, Landlord and Tenant wish to amend the Lease to clarify and amend certain terms thereof;

NOW, THEREFORE, in consideration of the foregoing and for other consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.     Section 2.5(i) of the Lease is hereby amended by deleting the date "June 30, 2006" and inserting the date "July 31, 2006" in its place.

2.     Section 3.1(d) of the Lease is hereby amended by deleting the Year "2008" wherever it appears and inserting the Year "2011" in its place.

3.     Section 5.3 of the Lease is hereby amended by inserting the following new paragraph at the end thereof:

It is expressly understood and agreed that any transfer pursuant to Section 5.3 or any other section of this Agreement is a transfer of ownership of the Facilities but not a transfer of the right, title and interest related to licenses granted by the Massachusetts Department of Public Health to operate the Facilities or any other permit, license or certification used in the operation of the Facilities. Any change in licensee shall be subject, in all events, to the approval of each and every applicable Government Agency, including, without limitation, the Massachusetts Department of Public Health, and Applicable Law, Tenant being obligated to cooperate in and facilitate such approval process.

4.     As amended hereby, the Lease is hereby ratified and confirmed.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment under seal as of the date first written above.

LANDLORD:

HRES1 PROPERTIES TRUST

By: /s/ John R. Hoadley

John R. Hoadley, Treasurer

TENANT:

FS PATRIOT LLC

By: /s/ Bruce J. Mackey

Bruce J. Mackey, Treasurer

FS COMMONWEALTH LLC

By: /s/ Bruce J. Mackey

Bruce J. Mackey, Treasurer